UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

ALPINE IMMUNE SCIENCES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliot Avenue West, Suite 230

Seattle, WA 98119

(Address of principal executive offices)

Registrant’s telephone number including area code: (206) 788-4545

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On July 25, 2017, Alpine Immune Sciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on July 24, 2017, the Company, formerly known as Nivalis Therapeutics Inc. (“Nivalis”), completed its business combination with what was then known as “Alpine Immune Sciences, Inc.” (“Private Alpine”). This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide the historical interim financial statements of Private Alpine as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i) Notwithstanding certain statements included in the Original Form 8-K indicating that the financial statements of Private Alpine required by Item 9.01(a) would be filed as part of Amendment No. 1, reference is made to the Company’s Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2017 (File No. 333-218134) (the “Registration Statement”), which Registration Statement included the audited financial statements of Private Alpine as of and for the years ended December 31, 2016 and 2015 and the unaudited interim financial statements of Private Alpine as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 in satisfaction of the Item 9.01(a) requirements.

(ii) The unaudited interim financial statements of Private Alpine as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016, are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference thereto.

(b) Pro Forma Financial Information.

Notwithstanding certain statements included in the Original Form 8-K indicating that the pro forma financial information required by Item 9.01(b) would be filed as part of Amendment No. 1, reference is made to the Registration Statement, which Registration Statement included the unaudited pro forma condensed combined financial information of Nivalis and Private Alpine, for the year ended December 31, 2016 and as of and for the three months ended March 31, 2017 in satisfaction of the Item 9.01(b) requirements.

(d) Exhibits

Exhibit No.	Description

99.2	Unaudited interim financial statements of Private Alpine as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2017	ALPINE IMMUNE SCIENCES INC.
	By:	/s/ Mitchell Gold
	Name:	Mitchell Gold
	Title:	President and Chief Executive Officer